Morgan Stanley Income Securities Inc.
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                       Morgan
 General                                                              Stanley,
  Motors    06/26/  3,000,   $98.62 $295,869  970,00  0.001%   0.49   Merrill
Corporatio    03    091,25          ,000,000     0              5%    Lynch &
    n                  9                                                Co,
                                                                     Citigroup,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                      Banc One
                                                                      Capital
                                                                      Markets,
                                                                        BNP
                                                                      Paribas,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , SG
                                                                     Cowen, UBS
                                                                     Investment
                                                                     Bank, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                        BMO
                                                                      Nesbitt
                                                                       Burns,
                                                                     CIBC World
                                                                      Markets,
                                                                       Lehman
                                                                     Brothers,
                                                                        RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital,
                                                                      Standard
                                                                     Chartered
                                                                      Bank, TD
                                                                     Securities
                                                                      , Tokyo-
                                                                     Mitsubishi
                                                                     Internatio
                                                                      nal and
                                                                     WestLB AG



                                                                       Morgan
 General                                                              Stanley,
  Motors                                                              Banc of
Acceptance  06/26/  1,000,   $99.92 $99,923,  555,00  0.001%   0.28   America
Corporatio    03    000,00           000,000     0              7%   Securities
 n; 4.50%              0                                             LLC, Banc
Notes due                                                               One
   July                                                               Capital
 15,2006                                                              Markets
                                                                     Inc, Bear
                                                                     Stearns &
                                                                     Co Inc, JP
                                                                      Morgan,
                                                                     Citigroup,
                                                                       Mellon
                                                                     Financial
                                                                      Markets
                                                                        LLC,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Scotia
                                                                      Capital,
                                                                      Comerica
                                                                     Securities
                                                                      and SMBC
                                                                     Securities
                                                                        Inc



                                                                       Morgan
Packaging                                                             Stanley,
Corporatio  07/15/  400,00   $99.14 $39,657,  505,00  0.001%   0.27  Citigroup,
   n of       03      0,             200,000     0              0%   JP Morgan,
 America              000                                             ABN AMRO
                                                                     Incorporat
                                                                     ed, Harris
                                                                      Nesbitt,
                                                                       Tokyo-
                                                                     Mitsubishi
                                                                     Internatio
                                                                      nal Plc,
                                                                      Wachovia
                                                                     Securities
                                                                     , Deutsche
                                                                        Bank
                                                                     Securities
                                                                        and
                                                                      Northern
                                                                       Trust
                                                                     Securities
                                                                        Inc



   UFJ                                                                Merrill
 Finance                                                              Lynch &
  Aruba                                                                 Co,
  A.E.C.                                                              Goldman
  6.75%                                                               Sachs &
Guaranteed                                                            Co, UFJ
Notes due   07/18/  1,250,   $99.54 $124,422  960,00  0.001%   0.51  Internatio
2013(guara    03    000,00          ,500,000     0              6%    nal Plc,
nteed on a             0                                               Lehman
subordinat                                                            Brothers
 ed basis                                                            and Morgan
  as to                                                               Stanley
payment of
principal
   and
 interest
  by UFJ
   Bank
 Limited,
 New York
  Branch



                                                                      Barclays
  Miller                                                              Capital,
 Brewing    08/06/  600,00   $99.66 $59,794,  835,00  0.001%   0.44  Citigroup,
 Company      03      0,             200,000     0              9%   JP Morgan,
                      000                                            ABN AMRO,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Dresdner
                                                                     Kleinwort
                                                                     Wasserstei
                                                                     n, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley
                                                                        and
                                                                     Hawkpoint